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                    UNITED INVESTORS LIFE INSURANCE COMPANY

  Supplement dated August 1, 2001 to Prospectuses and Statement of Additional
                         Information dated May 1, 2001

     .  Titanium Investor Variable Annuity Policy

     .  Titanium Investor Variable Universal Life Insurance Policy


     Strong Variable Investment Funds, Inc. ("Strong") recently advised that they intend to close the Strong Discovery Fund II at a date to be announced later this year.

     Accordingly, effective August 1, 2001, the Strong Discovery Fund II subaccount will no longer be available for new investments in the Titanium Investor Variable Annuity and Titanium Investor Variable Universal Life Insurance Policies. However, anyone currently making automatic bank draft deposits or automatic transfers will be allowed to do so until further notification.



     Please keep this Supplement with your Prospectus and Statement of Additional Information dated May 1, 2001.

     Form UI-403, Ed. 08/01